Supplement dated May 15, 2019
to the Prospectus, as supplemented, of the following fund (the Fund):
Fund	Prospectus Dated
Columbia Funds Variable Series Trust II
Columbia Variable Portfolio (VP) - Intermediate Bond Fund	5/1/2019
Effective immediately, the “Average Annual Total Returns” table under the caption “Performance Information” in the "Summary of Columbia VP – Intermediate Bond Fund" section of the Prospectus is hereby deleted in its entirety and replaced with the following:
Average Annual Total Returns (for periods ended December 31, 2018)
	Share Class Inception Date	1 Year	5 Years	10 Years
Class 1	05/03/2010	0.40%	2.92%	4.87%
Class 2	05/03/2010	0.14%	2.64%	4.63%
Class 3	10/13/1981	0.27%	2.78%	4.76%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deductions for fees, expenses or taxes)		0.01%	2.52%	3.48%

The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
S-6466-326 A (5/19)